Exhibit 10.41

TENTH AMENDMENT AND REAFFIRMATION AGREEMENT

THIS TENTH AMENDMENT AND REAFFIRMATION AGREEMENT is dated as of November 12, 2021 (this "Agreement"), by and among GSE SYSTEMS, INC., a Delaware corporation ("Parent"), GSE PERFORMANCE SOLUTIONS, INC., a Delaware corporation ("GSE Performance" and collectively with Parent, the "Borrowers" and each a "Borrower"), GSE TRUE NORTH CONSULTING, LLC, a Delaware limited liability company ("True North"), HYPERSPRING, LLC, a Delaware limited liability company ("Hyperspring"), ABSOLUTE CONSULTING, INC., a Delaware corporation ("Absolute" and together with True North and Hyperspring collectively, the "Original Guarantors" and each an "Original Guarantor"), DP ENGINEERING, LLC, formerly DP Engineering Ltd. Co., a Delaware limited liability company ("DP Engineering" and together with the Original Guarantors collectively, the "Guarantors" and each a "Guarantor" and together with the Borrowers collectively, the "Loan Parties" and each a "Loan Party"), and CITIZENS BANK, NATIONAL ASSOCIATION (the "Bank"). Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement (as defined below) or the Guaranty (as defined below), as applicable.

WHEREAS, pursuant to the terms of that certain Credit and Security Agreement, dated as of December 29, 2016 (as the same may have been amended, renewed, replaced, or supplemented from time to time prior to the Closing Date (as defined in the Credit Agreement), the "Original Credit Agreement"), by and among Borrowers and Bank, the Bank agreed to provide a revolving line of credit to Borrowers in an amount not to exceed $5,000,000 pursuant to a revolving line of credit note dated as of the Initial Closing Date (as defined in the Credit Agreement) of the Borrowers payable to the order of the Bank (the "RLOC Note");

WHEREAS, Hyperspring executed and delivered a Guaranty and Suretyship Agreement (as the same may have been amended, restated or modified from time to time, the "Hyperspring Guaranty") dated as of December 29, 2016 in favor of Bank in connection with Borrower entering into the Original Credit Agreement;

WHEREAS, Absolute executed and delivered a Guaranty and Suretyship Agreement (as the same may have been amended, restated or modified from time to time, the "Absolute Guaranty") dated as of September 20, 2017 in favor of Bank in connection with the Original Credit Agreement;

WHEREAS, True North executed and delivered a Guaranty and Suretyship Agreement (as the same may have been amended, restated or modified from time to time, the "True North Guaranty") dated as of May 11, 2018 in favor of Bank in connection with the Credit Agreement;

WHEREAS, GSE Performance executed and delivered a Pledge Agreement (as the same may have been amended, restated or modified from time to time, the "GSE Performance Pledge Agreement") dated as of September 20, 2017 in favor of Bank in connection with the Original Credit Agreement;

WHEREAS, Borrowers and Bank entered into that certain Amended and Restated Credit Agreement (as the same may have been amended, restated or modified from time to time, the "Credit Agreement") dated as of May 11, 2018 to continue the RLOC and to provide for a Term Loan Facility in a principal amount up to $25,000,000;

WHEREAS, Original Guarantors and Bank entered into that certain Security Agreement (as the same may have been amended, restated or modified from time to time, the "Security Agreement") dated as of May 11, 2018;

WHEREAS, pursuant to that certain Amendment and Reaffirmation Agreement dated as of May 11, 2018, the Borrowers, the Original Guarantors and the Bank agreed to amend the terms and conditions of the RLOC Note and the GSE Performance Pledge Agreement;

WHEREAS, pursuant to that certain Second Amendment and Reaffirmation Agreement dated as of May 25, 2018, the Borrowers, the Original Guarantors and the Bank agreed to amend certain terms and conditions of the Credit Documents to reflect the conversion of True North to a Delaware limited liability company;

WHEREAS, on February 15, 2019, (i) GSE Performance acquired all of the membership interests of DP Engineering, (ii) the Borrowers, the Guarantors and the Bank executed that certain Third Amendment and Reaffirmation Agreement dated as of such date and (iii) DP Engineering executed and delivered a (a) Guaranty and Suretyship Agreement (the "DP Engineering Guaranty'' and together with the True North Guaranty, the Hyperspring Guaranty and Absolute Guaranty collectively, the "Guaranty'') in favor of Bank in connection with the Credit Agreement and (b) Pledge Agreement in favor of Bank in connection with the Credit Agreement;

WHEREAS, pursuant to that certain Fourth Amendment and Reaffirmation Agreement dated as of March 20, 2019, the Borrowers, the Guarantors and the Bank agreed to amend certain terms and conditions of the Credit Documents to reflect the conversion of DP Engineering to a Delaware limited liability company;

WHEREAS, pursuant to that certain Fifth Amendment and Reaffirmation Agreement dated as of June 28, 2019, the Borrowers, the Guarantors and the Bank agreed to amend certain financial covenants in the Credit Agreement;

WHEREAS, pursuant to that certain Sixth Amendment and Reaffirmation Agreement dated December 31, 2019, the Borrowers, the Guarantors and the Bank agreed to amend certain financial covenants in the Credit Agreement;

WHEREAS, pursuant to that certain Seventh Amendment and Reaffirmation Agreement dated March 31, 2020, the Borrowers, the Guarantors, and the Bank agreed to amend certain financial covenants, definitions, and other provisions in the Credit Agreement;

WHEREAS, pursuant to that certain Eighth Amendment and Reaffirmation Agreement dated June 29, 2020, the Borrowers, the Guarantors, and the Bank agreed to the Loan Repayment (as defined therein) and to amend certain financial covenants and other provisions in the Credit Agreement;

WHEREAS, pursuant to that certain Ninth Amendment and Reaffirmation Agreement dated March 29, 2021, the Borrowers, the Guarantors, and the Bank agreed to pay down the RLOC, reduce the RLOC Amount and amend certain financial covenants, definitions, and other provisions in the Credit Agreement as set forth herein; and

WHEREAS, the Borrowers and the Guarantors have requested the Bank to make certain amendments to the Credit Agreement and waive certain covenant violations.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree, under seal, as follows:

ARTICLE I

Section 1.01.        Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

(a)        Notwithstanding any provision of the Credit Agreement to the contrary, (i) interest on the outstanding principal amount of the RLOC shall accrue at the interest rate in effect for the RLOC from time to time, but the interest due and payable on the RLOC on each Interest Payment Date shall be determined by subtracting seventy-five (75) basis points from the Applicable Margin and (ii) the seventy-five (75) basis points of accrued interest on the RLOC not paid on any Interest Payment Date pursuant to clause (i) above shall be due and payable on the Termination Date or the date of payment in full of the RLOC.

(b)         Subsection 1.1.93 of the Credit Agreement is hereby deleted and replaced with the following new Subsection 1.1.93:

"1.1.93. "RLOC Amount" means (i) $3,500,000, (ii) on each date a payment in the amount of$250,000 is made pursuant to Subsection 2.l.5(d), the RLOC Amount immediately prior to such payment reduced by $250,000 and (iii) on March 31, 2022 and on each June 30, September 30, December 31 and March 31 thereafter, the RLOC Amount immediately prior to each such date reduced by $37,500."

(c)       Subsection 2.l.5(d) of the Credit Agreement is hereby deleted and replaced with the following new Subsection 2.1.5(d):

"(d) By December 31, 2021, Borrower shall pay Bank $250,000 to be applied to the principal amount outstanding under the RLOC. Commencing on March 31, 2022 and on each June 30, September 30, December 31 and March 31 thereafter, Borrower shall pay Bank $75,000 to be applied to the principal amount outstanding under the RLOC. In addition, within the fifth (5th) Business Day after Borrower has received, subsequent to November 1, 2021, Employee Retention Credits in an aggregate amount not less than $500,000, Borrower shall pay Bank $250,000 to be applied to the principal amount outstanding under the RLOC."

(d)          Section 7.5 of the Credit Agreement is hereby deleted and replaced with the following new Section 7.5:

"Section 7.5        Minimum USA Liquidity. Borrower and its Subsidiaries shall maintain a minimum USA Liquidity of at least $2,250,000.00 in the aggregate, to be tested bi- weekly as of the fifteenth (15th) and the last day of each month beginning on October 31, 2021 and thereafter and to be reported by Borrower to Bank within five (5) Business Days of such measurement date; provided, however, if such measurement date is not a Business Day, the measurement date shall be extended to the next Business Day after such measurement date."

(e)          The chart in the definition of the "Applicable Margin" on Exhibit C to the Credit Agreement is hereby deleted and replaced with the following:

Leverage Ratio	Margin
Category 1 Greater than or equal to 3.25 to 1.00	4.75%
Category 2 Greater than or equal to 3.00 to 1.00, but less than 3.25 to 1.00	4.50%
Category 3 Greater than or equal to 2.75 to 1.00, but less than 3.00 to 1.00	4.25%
Category 4 Greater than or equal to 2.00 to 1.00, but less than 2.75 to 1.00	4.00%
Category5 Greater than or equal to 1.00 to 1.00, but less than 2.00 to 1.00	3.75%
Category 6 Less than 1.00 to 1.00	3.50%

ARTICLE II

Section 2.01.       Waiver. Bank and Borrower acknowledges that (i) as of October 15, 2021 and November 1, 2021, Borrower did not achieve the minimum USA Liquidity for such measurement periods as required by Section 7.5 (as in effect on such dates) of the Credit Agreement and (ii) for the periods ending as of September 30, 2021 and December 31, 2021, Borrower does not expect to satisfy the financial covenants in Section 7.1 of the Credit Agreement (Fixed Charge Coverage Ratio) and Section 7.2 (Leverage Ratio) of the Credit Agreement (collectively, the "Covenant Violations"). Bank hereby agrees that the Covenant Violations shall not constitute Events of Default under the Credit Agreement or other Credit Documents and hereby waives the right to declare Events of Default under the Credit Agreement or other Credit Documents based solely on the Covenant Violations.

Borrower acknowledges and agrees that Bank's waiver herein is expressly limited to the Covenant Violations defined above and does not and shall not be deemed to constitute a waiver of any other defaults or Events of Default, nor shall it obligate Bank, or be construed to require Bank, to waive any other defaults or Events of Default, whether now existing or which may occur after the date of this Agreement, nor shall it limit Bank's rights to exercise all of its rights and remedies under the Credit Agreement (other than as to the Covenant Violations waived herein) or the other Credit Documents executed in connection therewith, all of which Bank expressly reserves.

ARTICLE ID

Reaffirmation

Section 3.01.       Reaffirmation.

(a)        Each Guarantor hereby: (i) affirms and confirms its guarantee and other commitments and obligations, under the Guaranty, the Security Agreement and any other Credit Documents executed by such Guarantor and (ii) confirms that each guarantee and other commitments and obligations under the Guaranty, the Security Agreement and any other Credit Documents executed by such Guarantor shall continue to be in full force and effect and shall continue to accrue to the benefit of the Bank notwithstanding the effectiveness of the Credit Agreement.

(b)       Each Borrower hereby affirms the execution and delivery to Bank of the Credit Documents, and the Credit Documents are continued in full force and effect and are in all respects hereby affirmed and ratified.

ARTICLE IV

Representations and Warranties

Each Loan Party, to the extent applicable, hereby represents and warrants, which representations and warranties shall survive execution and delivery of this Agreement, as follows:

Section 4.01.       Organization. Each Loan Party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

Section 4.02.       Authority: Enforceability. Each Loan Party has the corporate or limited liability company power to execute, deliver and carry out the terms and provisions of this Agreement and has taken all necessary corporate and other action, to authorize the execution, delivery and performance by it of this Agreement. Each Loan Party has duly executed and delivered this Agreement, and this Agreement constitutes a legal, valid and binding obligation of such Loan Party, enforceable against it in accordance with the terms hereof.

Section 4.03.       Credit Documents. The representations and warranties made by each Loan Party and set forth in the Credit Documents are true and correct on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case any such representation and warranty shall have been true and correct as of such earlier date).

ARTICLEV

Miscellaneous

Section 5.01.       Conditions to Effectiveness of Agreement. The Bank's willingness to agree to the amendments set forth in this Agreement is subject to (a) the execution and delivery of this Agreement by the Borrowers, Bank and Guarantors and (b) the payment by Borrowers to the Bank of (i) a $15,000 amendment fee and (ii) the reasonable fees and expenses of the Bank's outside and in-house counsel in connection with this Agreement.

Section 5.02.      Notices. All communications and notices hereunder shall be in writing and given as provided in Section 10.9 of the Credit Agreement or Section 13 of the Guaranty, as applicable.

Section 5.03.      Expenses. Each Loan Party acknowledges and agrees that the Bank shall be entitled to reimbursement of expenses as provided in Section 10.2 of the Credit Agreement and Section 10 of the Guaranty, as applicable.

Section 5.04.       Credit Document. This Agreement is a "Credit Document" executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

Section 5.05.       Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

Section 5.06.      No Novation. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Documents, which shall remain in full force and effect except as modified by this Agreement and the Credit Agreement.

Section 5.07.       Governing Law: Waiver of Jury Trial. This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware. EACH LOAN PARTY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING BROUGHT OR INSTITUTED BY ANY PARTY HERETO OR ANY SUCCESSOR OR ASSIGN OF ANY PARTY, ON OR WITH RESPECT TO THIS AGREEMENT, ANY OF THE OTHER DOCUMENTS, THE COLLATERAL OR THE DEALINGS OF THE PARTIES WITH RESPECT HERETO OR THERETO, WHETHER BY CLAIM OR COUNTERCLAIM.

Section 5.08.      Remaining Force and Effect. Except as specifically amended hereby, the Credit Documents remain in full force and effect in accordance with their original terms and conditions.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed under seal by its respective authorized officers as of the day and year first above written.

BANK:

Witness/Attest:	CITIZENS BANK, NATIONAL ASSOCIATION.

	By:	/s/ Erin C Kane	(SEAL)
Name: Erin C Kane
Title: Workout Officer

Witness/Attest:	GSE PERFORMANCE SOLUTIONS, INC.

/s/ Leah Brewster	By:	/s/ Emmett Pepe	(SEAL)
Emmett Pepe
Treasurer

GUARANTORS:

Witness/Attest:	ABSOLUTE CONSULTING, INC.

/s/ Leah Brewster	By:	/s/ Emmett Pepe	(SEAL)
Emmett Pepe
Treasurer

Witness/Attest:	HYPERSPRING, LLC

/s/ Leah Brewster	By:	/s/ Emmett Pepe	(SEAL)
Emmett Pepe
Treasurer

[signature page to Tenth Amendment and Reaffirmation Agreement]

Witness/Attest:	GSE TRUE NORTH CONSULTING, LLC

/s/ Leah Brewster	By:	/s/ Emmett Pepe	(SEAL)
Emmett Pepe
Treasurer

Witness/Attest:	DP ENGINEERING, LLC

/s/ Leah Brewster	By:	/s/ Emmett Pepe	(SEAL)
Emmett Pepe
Treasurer

[signature page to Tenth Amendment and Reaffirmation Agreement]